SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2007

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-101155	13-4026700

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway, Second Floor
New York, New York		10036
Attention: Madhu Philips

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-2520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9      Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 15	Letter of Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 13, 2007

MS STRUCTURED ASSET CORP.

(Registrant)

By: /s/ Madhu Philips

Name: Madhu Philips

Title:   Vice President

EXHIBIT INDEX

Exhibit 15	Letter of Deloitte & Touche LLP